Exhibit 99.1

NASDAQ : CAPR Corporate & Investor Presentation November 2019

Forward - Looking Statements 2 Statements in this press release regarding the efficacy, safety, and intended utilization of Capricor's product candidates ; the initiation, conduct, size, timing and results of discovery efforts and clinical trials ; the pace of enrollment of clinical trials ; plans regarding regulatory filings, future research and clinical trials ; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market ; plans regarding current and future collaborative activities and the ownership of commercial rights ; scope, duration, validity and enforceability of intellectual property rights ; future royalty streams, revenue projections ; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements . More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10 - K for the year ended December 31 , 2018 as filed with the Securities and Exchange Commission on March 29 , 2019 , and as amended by its Amendment No . 1 to Annual Report on Form 10 - K/A filed with the Securities and Exchange Commission on April 1 , 2019 , in its Quarterly Report on Form 10 - Q for the quarterly period ended September 30 , 2019 , as filed with the Securities and Exchange Commission on November 8 , 2019 , and in its Registration Statement on Form S - 3 as filed with the Securities and Exchange Commission on October 24 , 2018 , and as amended by its Amendment No . 1 to Form S - 3 filed with the Securities and Exchange Commission on July 17 , 2019 , together with prospectus supplements thereto . All forward - looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward - looking statements . CAP - 1002 is an Investigational New Drug and is not approved for any indications . CAP - 2003 has not yet been approved for clinical investigation .

Developing Therapies for Rare Diseases RARE DISEASE FOCUS STRATEGIC COLLBORATIONS DOMAIN EXPERTISE FINANCIAL • Advanced Clinical Program: Cell Therapy (CAP - 1002) for Duchenne muscular dystrophy (DMD) • Preclinical Stage: Exosome platform technology • RMAT, orphan drug and rare pediatric designations for DMD • Comprehensive preclinical characterization • Expertise in cell and exosome - based therapies • Extensive IP portfolio for core technologies • Potential near - term development milestones • External collaborations: US Army, US Department of Defense, Cedars - Sinai Medical Center • Raised over $50M in equity • Secured over $45M in non - dilutive funding • Clean Capital Structure 3

Capricor’s Product Pipeline 4 Candidate Indication Development Phase Status Preclinical Phase I Phase II Phase III CAP - 1002 (allogeneic CDCs) Duchenne Muscular Dystrophy • Orphan Drug, Rare Pediatric Disease and RMAT Designations • HOPE - Duchenne: Phase I/II published in Neurology • HOPE - 2 : Phase II interim analysis complete CAP - 2003 (CDC - e xosomes) Inflammatory / Fibrotic Disorders • Exploring potential indications CAP - 1002 is an Investigational New Drug and is not approved for any indications. CAP - 2003, Capricor's exosomes technology, has not yet been approved for clinical investigation. CDCs = cardiosphere - derived cells

5 CAP - 1002 Manufacturing CSps CDCs Wash Formulate Fill CAP - 1002 • CAP - 1002 is manufactured from donor hearts via a proprietary process • Clinical trial material currently produced at Capricor facility • High - yield process in advanced development • Previous 3 - year collaboration with Janssen Biotech focused on chemistry, manufacturing and controls (CMC)

CAP - 1002 Duchenne Muscular Dystrophy Program 6

Lack of Dystrophin Predisposes Muscle to Damage 7 • Dystrophin is a structural protein located within the muscle fiber membrane • Acts both as a cushion and a kind of glue • Without dystrophin, muscles are unable to function properly, suffer progressive damage and eventually die • Much of the muscle injury that occurs in dystrophin - deficiency is attributable to secondary damage caused by inflammation Whole Muscle Tissue Muscle - Fiber Membrane Dystrophin

Capricor’s Addressable Market 8 CAPRICOR’s Targeted Patient Population

Primary Efficacy Endpoint 9 PUL v.2.0: • 3 - point response scale - more robust and reproducible than v1.2 • Compensatory strategies allowed to achieve tasks (not allowed in v1.2) • v2.0: better able to detect change at 12 months at all levels of ability* *Mayhew et al, 2019; Pane et al, 2018. Performance of the Upper Limb (PUL: v1.2) to Assess Skeletal Muscle

Capricor’s CAP - 1002 Technology CAP - 1002 is a biologic consisting of allogeneic cardiosphere - derived cells (CDCs) • Manufactured from donated heart muscle • Does not act by “stemness” - the cells do not engraft into host tissue • MOA: cells secrete exosomes: ‒ Contain miRNA, non - coding RNAs and proteins ‒ Internalized by target cells ‒ Stimulate diverse and lasting changes in cellular behavior ‒ 3 known miRNAs drive CAP - 1002 potency • CAP - 1002 has been investigated in multiple independent clinical trials and more than 150 human subjects to date 10

CAP - 1002: Supporting the Mechanism of Action Potent Non - Potent Potency miR - #3 Potent Non - Potent MSC - XO CDC - XO Purity: miR - #1 Potent Non - Potent MSC - XO CDC - XO Identity: miR - #2 11 CAP - 1002’s purity, identity and potency can be defined by specific miRNAs

Treatment Options for DMD are Limited 12 We believe CAP - 1002 may be used synergistically with other therapeutics aimed to treat DMD Exon Skipping Gene therapy Utrophin NF - kB Steroids Options Challenges CAP - 1002 Benefits EXONDYS 51 – 13% of DMD population Gene therapy – potential safety risks Utrophin – technology has advanced NF - kB inhibition may not be enough Steroids have adverse side - effects Immunomodulatory Anti - fibrotic Pro - regenerative Cellular Energy

Trajectory of CDCs in DMD (Preclinical Data)



- **Hypothesis:** CDCs to treat **cardiomyopathy**
- Left ventricular ejection fraction markedly improved vs. control
  - *P*<0.05 at all timepoints through 12 weeks of follow-up*


EF (%)



- **Hypothesis:** CDCs to treat **skeletal muscle function**
- Exercise performance approximately doubled vs. control
  - *P*<0.005 at all timepoints through 12 weeks of follow-up*


Distance (m)
Weeks



- **Hypothesis:** CDCs to treat **soleus muscle**
- Twitch force, tetanic force, and fibrosis in soleus (slow-twitch) and extensor digitorum longus (fast-twitch) muscles significantly improved vs. control
  - *P*<0.05; muscles isolated at three weeks post-treatment*


Absolute Force (N)



- **Hypothesis:** CDCs to treat **diaphragm muscle**
- Fibrosis in the diaphragm markedly declined vs. control
  - *P*<0.0001; muscles isolated at 3- and 12 months post-treatment


Vehicle
CDCs
Fibrosis (%)

Capricor Therapeutics

*Aminzadeh et al. *Stem Cell Reports.* 2018.

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CAP - 1002: DMD HOPE - Duchenne TARGET : DMD - related cardiomyopathy HYPOTHESIS : CAP - 1002 may also treat skeletal muscle

Capricor’s Regulatory Designations - DMD 15 Similar to breakthrough therapy designation: • RMAT provides benefits that include more frequent meetings with FDA to discuss the development plan for the product candidate • Eligibility for rolling review and priority review Products may also be eligible for accelerated approval • On the basis of a surrogate or intermediate endpoint reasonably likely to predict long - term clinical benefit • Reliance upon data obtained from a meaningful number of sites GOAL OF FDA’S RMAT DESIGNATION To facilitate efficient development and expedite review of a drug Rare Pediatric Disease Designation Orphan Drug Designation RMAT Designation

HOPE - Duchenne Focused on Older DMD Patients • Phase I/II study: 25 patients, randomized and open - label • One - time, multi - vessel, intracoronary delivery of cells • HOPE population were all on stable corticosteroids • Very limited options for this patient population https://n.neurology.org/content/92/8/e866 . Study funded with the support of CIRM https://clinicaltrials.gov/ct2/show/NCT0248593 8. • Reduction in cardiac scar at 6 and 12 months measured by MRI • Improvement in cardiac function (systolic wall thickening) at 6 and 12 months • Improvements shown in PUL (mid + distal) – Best improvement shown within the first 3 months • Study published in February 2019 in Journal of Neurology RESULTS 16

HOPE - 2: Phase II Clinical Study

HOPE - 2 Clinical Trial • Design: Phase II, randomized, double - blind, placebo - controlled trial in participants with DMD and reduced skeletal muscle function • Objective: Evaluate safety and efficacy of CAP - 1002 • Dosing Regimen: 150M cells delivered intravenously every 3 months • Sites: 9 sites (USA) • Interim Analysis: ITT population - 20 subjects • Demographics ‒ Mean age: 14.3 years ‒ All patients were on corticosteroids ‒ ~ 80% of patients were non - ambulant 18 https://www.clinicaltrials.gov/ct2/show/study/NCT03406780.

0 1 2 3 4 5 6 No useful function of hands. Can use hands to hold pen or pick up a coin or drive a powered Chair Can raise 1 or 2 hands to mouth but cannot raise a cup with a 200g weight in it to mouth Can raise standardized plastic cup with 200g weight in it to mouth using both hands if necessary Can raise both arms to shoulder height simultaneously w/ or w/o compensation Can raise both arms simultaneously above head only by flexing the elbow Full overhead reach without compensation Performance of the Upper Limb (Entry Items) 19 Target Population

Improvements in PUL 2.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints Mid + Distal -Level PUL 2.0 PLACEBO CAP-1002 n=10 n=8 n=10 n=6 -5 -4 -3 -2 -1 0 1 2 3 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints High + Mid + Distal PUL 2.0 PLACEBO CAP-1002 n=10 n=8 n=10 n=6 n=1 0 n = 6 Δ 1.8 difference in CAP - 1002 vs. placebo at 6 - months • As shown by these data, preservation of function is maintained for at least 6 months. • CAP - 1002 may offer a treatment for a primarily non - ambulant DMD population for whom no other options currently exist. • A 1.0 improvement in PUL may suggest clinical relevance CAP - 1002 vs. Placebo at 6 - months -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints Mid-Level PUL 2.0 PLACEBO CAP-1002 n=10 n=8 n=10 n=6 20 Improvement p=0.0238 p=0.0247 Analysis done using Oct ITT population dataset. Colored boxes heights either positive or negative represent mean change from baseline. Bars represent ± one standard deviation from the mean. p - values were calculated using a mixed model repeated measures ANOVA with covariates. p - values are nominal without adjustment for multiple testing or claims of statistical significance. Δ 1.2 difference in CAP - 1002 vs. placebo at 6 - months Δ 0.7 difference in CAP - 1002 vs. placebo at 6 - months

-6 -4 -2 0 2 4 6 8 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints Tip to Tip Strength PLACEBO CAP-1002 -6 -4 -2 0 2 4 6 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints Grip Strength PLACEBO CAP-1002 Improvements in Grip Strength and Tip - to - Tip Pinch Strength Was observed at 6 months 21 p =0.0112 n=10 n=8 n=10 n=6 n=10 n=8 n=10 n=6 Analysis done using Oct ITT population dataset. Colored boxes heights, either positive or negative, represent mean change from baseline. Bars represent ± one standard deviation from the mean. p - values were calculated using a mixed model repeated measures ANOVA with covariates. p - values are nominal without adjustment for multiple testing or claims of statistical significance.

-30 -25 -20 -15 -10 -5 0 5 10 15 20 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints PEF Percentage Predicted PLACEBO CAP-1002 -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 0.4 Month 3 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoints IFR PLACEBO CAP-1002 Improvements in Pulmonary Function Observed 22 n=10 n=8 n=10 n=6 n=10 n=8 n=10 n=6 • Pulmonary endpoints are intriguing: • More patients and longer follow - up may potentially lead to more robust findings • Data suggests respiratory muscle function is improved in CAP - 1002 vs. placebo • No changes in FVC observed Analysis done using Oct ITT population dataset. Colored boxes, heights, either positive or negative, represent mean change from baseline. Bars represent ± one standard deviation from the mean.

-12 -7 -2 3 8 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoint Systolic Wall Thickening -Anterior PLACEBO CAP-1002 -12 -7 -2 3 8 Month 6 M e a n C h a n g e f r o m B a s e l i n e ± S D Timepoint Systolic Wall Thickening -Lateral PLACEBO CAP-1002 Cardiac Function as Measured by MRI Improvement in Anterior & Lateral Systolic Wall Thickening 23 Similar improvements as shown in HOPE - Duchenne n=6 n=5 n=6 n=5 0 0 Improvement Improvement Analysis done using July Per Protocol population dataset. Colored boxes heights either positive or negative represent mean change from baseline. Bars represent ± one standard deviation from the mean.

Increase in Left Ventricle Myocardium Mass 24 n=6 n=5 Analysis done using July Per Protocol population dataset. Colored boxes heights, either positive or negative, represent mean change from baseline. Bars represent ± one standard deviation from the mean.

HOPE - 2 Interim Analysis Safety Results 25 1 Assessed as related to either CAP - 1002 or placebo administration 2 One SAE each in HOPE - 2 and HOPE - OLE With the exception of two serious adverse events 1,2 in the form of immediate allergic reactions, no early safety signals were identified A total of 57 infusions were performed in HOPE - 2 as of July 31, 2019 Since initiation of the pre - treatment regimen, approximately 40 infusions of CAP - 1002 or placebo have been administered with only one serious adverse event 1 reported that required an overnight observation of the patient To reduce the risk of such events, Capricor initiated a commonly used pre - medication regimen including oral steroids and antihistamines

Conclusions and Future Directions • First placebo - controlled trial in DMD to use PUL 2.0 for evaluation of efficacy • First placebo - controlled trial showing upper limb functional improvements in non - ambulant DMD patients • Directionally consistent improvements in function, strength, pulmonary and cardiac endpoints 26 • Phase III clinical trial in planning stages (est. 70 pts.) • Continue discussions with FDA regarding path forward • 12 - month data expected in Q2 - 2020 from HOPE - 2 • Plan to announce further updates as they become available •

DMD Market Statistics and Revenue Projections Patient Population • Est. US DMD population: 15,000 • Est. non - ambulant patient population*: 50% • Est. addressable patients*: 7,500 Estimated Target Price* • CAP - 1002 Target Price: $150,000 per dose ‒ Current dosing estimate: 4 doses per year = $600,000 27 *Based on internal projections and estimates. $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Millions Revenue Projections

World - Class DMD Advisory Board 28 Craig McDonald, M.D. (National PI) University of California at Davis (USA) Michelle Eagle, Ph.D., M.Sc., MCSP Atom International Ltd (UK) Richard Finkel, M.D. Nemours Children's Hospital (USA) Pat Furlong Parent Project Muscular Dystrophy (USA) Kan Hor, M.D. Nationwide Children's Hospital (USA) John Jefferies, M.D. Cincinnati Children's Hospital Medical Center (USA) Oscar Henry Mayer, M.D. Children's Hospital of Philadelphia (USA) Eugenio Mercuri, M.D., Ph.D. Catholic University of the Sacred Heart (Italy) Francesco Muntoni, M.D. University College London (UK) Thomas Voit , M.D. University College London (UK) Lee Sweeney, Ph.D. University of Florida (USA) Michael Taylor, M.D., Ph.D. Cincinnati Children's Hospital Medical Center (USA)

Exosomes – “Nature’s Communication System” • Extracellular vesicles - term for cell - derived vesicles, includes exosomes and microvesicles • Nanometer - sized lipid - bilayer vesicles (30 - 120nm) • Rich in RNAs and proteins • Secreted by nearly all cell types • Cell signaling modality • Potential for broad therapeutic applicability • IP : Exclusive world - wide license agreement with Cedars - Sinai Medical Center for IP rights related to the exosomes technology originating from cardiosphere - derived cells (CDCs) 29

Exosomes Recapitulate CDC Therapeutic Effect Ibrahim et al, Stem Cell Reports, 2014. • CDC - XOs Improve Cardiac Function and Preserve Muscle Mass 30 25 30 35 40 45 50 1 15 30 EF (%) Days post MI Control CDC-XO NHDF-XO MSC-XO ** * 0 5 10 15 20 CTRL NHDF-XO MSC-XO CDC-XO Scar Mass (mg) ** ** * CTRL NHDF - Exosomes MSC - Exosomes CDC - Exosomes

31 Exosomes: POC Established in Multiple Indications GVHD LUPUS NEPHRITIS SEPSIS DUCHENNE MUSCULAR DYSTROPHY* F4/80 + CD11b + Macrophage: 46.5% Macrophage: 14.5% 21 28 35 42 49 56 2 4 6 8 Day G V H D S c o r e Vehicle Low dose High Dose 21 28 35 42 49 56 Days 8 6 4 2 GVHD Score GVHD Score Vehicle Low dose High dose Renal function Spleen size XOs reduce GVHD score and increase weight and survival XOs improve muscle activity and exercise capability in DMD XOs reduce lymphadenopathy and improve renal function in a Lupus nephritis mouse model Control XOs treated XOs reduces recruitment of inflammatory cells in a mouse sepsis model 31 Unpublished results *Aminzadeh et al, Stem Cell Reports 2018. 0 2 4 6 8 10 12 14 16 18 20 1 5 10 20 30 40 50 60 80 100 120 150 F o r c e ( N / c m 2 ) Frequency (Hz) CTL(WT) Vehicle Exosome

CDC - Exosomes Demonstrate Preferential Uptake by Satellite Cells Control CDC - exosomes mdx + CDC - exosomes WT + CDC - Exosomes • Myofibers isolated from WT or mdx 4cv mice were incubated O/N with CFSE labeled exosomes from CDCs • Fibers were stained for ATPB, a mitochondria marker ( Exp #1) or for Pax7, satellite cells ( Exp #2) Experiment #1 Experiment #2 • CDC - exosomes demonstrate preferential uptake by satellite cells on associated - myofibers • mdx 4cv satellite cells showed a higher CDC - exosomes uptake when compared with WT satellite cells Unpublished results DAPI Pax7 CFSE Merge DAPI Pax7 CFSE Merge 32

Regulatory Pathway • First - in - class biologics with potential to improve cardiac and skeletal muscle • Product candidates based on cells and extracellular vesicles (exosomes) • HOPE - 2, Phase II trial in DMD ongoing • Commercial manufacturing process in development • Positive proof - of - concept clinical data in DMD • Translational approach built upon the research of leading academic scientists • Technology initially developed at Johns Hopkins University • Management has deep domain expertise • Extensive IP portfolio for core technologies • Raised over $50M to date in equity • Successful record of securing non - dilutive funding, over $45M to date • Granted orphan drug and rare pediatric designations • Granted RMAT designation Investment Highlights 33 Innovative, Proprietary Therapeutic Platforms Advanced Pipeline Strong Scientific Foundation & Leadership Team Capital Efficiency

Senior Leadership Team Linda Marbán , Ph.D. Chief Executive Officer, Co - founder and Director Under her direction, Capricor has secured over $45 million in non - dilutive funding and over $50 million in equity capital. Earlier in her career, Dr. Marbán was with Excigen, Inc. where she was responsible for business development and operations supervising the development of gene therapy products in a joint development agreement with Genzyme Corp. Dr. Marbán began her career at the Cleveland Clinic Foundation working on the biophysical properties of cardiac muscle. That work continued when she moved to a postdoctoral fellowship at Johns Hopkins University. While at JHU, she advanced to the rank of Research Assistant Professor in the Department of Pediatrics, continuing her work on the mechanism of contractile dysfunction in heart failure. Dr. Marbán earned a Ph.D. from Case Western Reserve University in cardiac physiology. Karen Krasney , JD EVP & General Counsel Ms. Krasney’s career spans over 40 years and has been focused on domestic and international corporate and business law, as well as litigation. Ms. Krasney served as legal counsel of Biosensors International Group Ltd., a multinational medical device company that develops, manufactures and sells medical devices for cardiology applications. Ms. Krasney received her Bachelor of Arts degree from the University of California, Los Angeles and her Juris Doctorate from the University of Southern California. Luis Rodriguez - Borlado , Ph.D. Vice President of Regenerative Therapies Prior to joining Capricor, Dr. Borlado developed a scientific career in academic laboratories in Spain and in The Netherlands studying signal transduction pathways involved in cell transformation and DNA replication. Dr. R - Borlado has a Ph.D in Biochemistry and Molecular Biology from the University Autónoma of Madrid with the study of molecular bases of immune system development. AJ Bergmann, MBA Chief Financial Officer Mr. Bergmann joined Capricor in 2011 and coordinated the Company’s reverse merger and financings yielding over $50 million to date. Prior to joining Capricor, Mr. Bergmann had experience in accounting, finance and operations management of various companies. Mr. Bergmann graduated from Providence College and has a M.B.A. from the University of Southern California’s Marshall School of Business. Siegfried Rogy , Ph.D. Vice President of Clinical Operations Dr. Rogy has over 25 years of clinical operations and development experience at companies including Baxter Bioscience, The Medicines Company and Maxim Pharmaceuticals. He led the clinical operations team for hemophilia products at Baxter Bioscience and in this role contributed to the US and EU marketing authorization of ADVATE, now the world’s most prescribed Factor VIII - replacement therapy and a cornerstone of Baxter’s multibillion - dollar hemophilia franchise. He also held positions at two start - up biotech companies. At Novalar , he successfully directed a Phase I - III clinical program leading to the marketing authorization of OraVerse ®, a local anesthesia reversal agent. Dr. Rogy earned his Bachelor of Science and Ph.D. in Biology from the Karl - Franzens - University, Graz, Austria. 34